Featured Community: Camden Leander • Leander, TX • 352 Apartment Homes • Year Built 2023

CAMDEN[SM]

Living Excellence

1Q25 Earnings Release & Supplemental Financial Information

11 Greenway Plaza • Houston, TX 77046 • (713) 354-2500 • camdenliving.com

Investors Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES FIRST QUARTER 2025 OPERATING RESULTS

Houston, Texas (May 1, 2025) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three months ended March 31, 2025. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three months ended March 31, 2025 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended March 31,
Per Diluted Share	2025	2024
EPS	$0.36	$0.77
FFO	$1.70	$1.67
Core FFO	$1.72	$1.70
Core AFFO	$1.58	$1.50

	Three Months Ended	1Q25 Guidance	1Q25 Guidance
Per Diluted Share	March 31, 2025	Midpoint	Variance
EPS	$0.36	$0.34	$0.02
FFO	$1.70	$1.66	$0.04
Core FFO	$1.72	$1.68	$0.04

"We are pleased to report strong first quarter results, and a raise to our full-year 2025 earnings guidance,” said Richard J. Campo, Camden’s Chairman and CEO. “Core FFO exceeded the midpoint of our guidance by $0.04 per share in the first quarter, with $0.02 resulting from higher than anticipated revenues and the remaining $0.02 from lower interest expense and the timing of other income and expense categories. We are maintaining our guidance for same property growth given recent uncertainty in the macro-economic environment. However, we expect to incur lower than anticipated borrowing costs for the remainder of the year due to our new commercial paper program, resulting in a revised midpoint of $6.78 per share for full-year 2025 Core FFO compared to our original guidance of $6.75 per share."

	Quarterly Growth	Sequential Growth
Same Property Results	1Q25 vs. 1Q24	1Q25 vs. 4Q24
Revenues	0.8%	0.4%
Expenses	0.5%	2.2%
Net Operating Income ("NOI")	0.9%	(0.5)%

Same Property Results	1Q25	1Q24	4Q24
Occupancy	95.4%	95.0%	95.3%

For 2025, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Effective (1)	1Q25	1Q24	4Q24
Effective New Lease Rates	(3.1)%	(4.2)%	(4.6)%
Effective Renewal Rates	3.3%	4.0%	3.3%
Effective Blended Lease Rates	(0.1)%	(0.8)%	(1.1)%
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy, Bad Debt and Turnover Data	1Q25	1Q24	4Q24
Occupancy	95.4%	95.0%	95.3%
Bad Debt	0.6%	0.8%	0.7%
Annualized Gross Turnover	40%	45%	41%
Annualized Net Turnover	31%	34%	31%

Development Activity
During the quarter, construction commenced at Camden Nations in Nashville, TN. Additionally, leasing began at Camden Village District in Raleigh, NC and leasing continued at Camden Woodmill Creek in Spring, TX, Camden Durham in Durham, NC, and Camden Long Meadow Farms in Richmond, TX.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 4/28/2025
Camden Woodmill Creek	Spring, TX	189	$72.4	94%
Camden Durham	Durham, NC	420	145.2	90%
Camden Long Meadow Farms	Richmond, TX	188	72.1	64%
Total		797	$289.7

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 4/28/2025
Camden Village District	Raleigh, NC	369	$138.0	14%
Camden South Charlotte	Charlotte, NC	420	163.0
Camden Blakeney	Charlotte, NC	349	154.0
Camden Nations	Nashville, TN	393	184.0
Total		1,531	$639.0

Acquisition Activity
During the quarter, the Company acquired Camden Leander, a 352-home apartment community located in the Austin, TX metropolitan area for approximately $67.7 million and Camden West Nashville, a 435-home apartment community located in Nashville, TN for approximately $131.3 million.

Capital Markets Transaction
During the quarter, the Company established a commercial paper program which allows the issuance, from time to time, of commercial paper notes up to a maximum aggregate amount outstanding of $600 million. The net proceeds of the issuances under the commercial paper program are expected to be used for general corporate purposes, which may include property acquisitions and development in the ordinary course of business, capital expenditures, and working capital. As of March 31, 2025, an aggregate of $425.8 million was outstanding under the $600 million commercial paper program.

Liquidity Analysis
As of March 31, 2025, Camden had approximately $772.9 million of liquidity comprised of approximately $26.2 million in cash and cash equivalents, and approximately $746.7 million of availability under its unsecured credit facility and commercial paper program. At quarter-end, the Company had approximately $350.7 million left to fund under its existing wholly-owned development pipeline.

Earnings Guidance
Camden updated its earnings guidance for 2025 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for second quarter 2025 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	2Q25	2025	2025 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.27 - $0.31	$1.01 - $1.31	$1.16	$1.15	$0.01
FFO	$1.65 - $1.69	$6.53 - $6.83	$6.68	$6.65	$0.03
Core FFO(1)	$1.67 - $1.71	$6.63 - $6.93	$6.78	$6.75	$0.03
(1) The Company's 2025 core FFO guidance excludes approximately $0.10 per share of non-core charges for legal costs and settlements and expensed transaction pursuit costs.

	2025	2025 Midpoint
Same Property Growth Guidance	Range	Current	Prior	Change
Revenues	0.00% - 2.00%	1.00%	1.00%	0.00%
Expenses	2.25% - 3.75%	3.00%	3.00%	0.00%
NOI	(1.50%) - 1.50%	0.00%	0.00%	0.00%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2025 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, May 2, 2025 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 5843308
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 176 properties containing 59,647 apartment homes across the United States. Upon completion of 4 properties currently under development, the Company’s portfolio will increase to 61,178 apartment homes in 180 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 18 consecutive years, most recently ranking #18. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended March 31,
	2025	2024
Property revenues	$390,565	$383,141

Adjusted EBITDAre	227,251	223,999

Net income attributable to common shareholders	38,822	83,889
Per share - basic	0.36	0.77
Per share - diluted	0.36	0.77

Funds from operations	186,935	183,800
Per share - diluted	1.70	1.67

Core funds from operations	189,818	187,602
Per share - diluted	1.72	1.70

Core adjusted funds from operations	173,720	165,577
Per share - diluted	1.58	1.50

Dividends per share	1.05	1.03
Dividend payout ratio (FFO)	61.8%	61.7%

Interest expensed	33,790	32,537
Interest capitalized	3,554	4,974
Total interest incurred	37,344	37,511

Net Debt to Annualized Adjusted EBITDAre (a)	4.1x	3.9x
Interest expense coverage ratio	6.7x	6.9x
Total interest coverage ratio	6.1x	6.0x
Fixed charge expense coverage ratio	6.7x	6.9x
Total fixed charge coverage ratio	6.1x	6.0x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.6x	3.7x

Same property NOI growth (b) (c)	0.9%	2.3%
(# of apartment homes included)	57,116	55,866

Same property turnover
Gross turnover of apartment homes (annualized)	40%	45%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	31%	34%

	As of March 31,
	2025	2024
Total assets	$8,993,132	$9,103,604
Total debt	$3,735,671	$3,553,469
Common and common equivalent shares, outstanding end of period (d)	110,249	110,032
Share price, end of period	$122.30	$98.40
Book equity value, end of period (e)	$4,687,218	$4,993,628
Market equity value, end of period (f)	$13,483,453	$10,827,149

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results.
(b) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale.
(c) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.
(d) Includes at March 31, 2025: 108,655 common shares (including 28 common share equivalents related to share awards), plus 1,594 common share equivalents upon the assumed conversion of non-controlling units.
(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(f) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 23 - 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2025	2024
OPERATING DATA

Property revenues (a)	$390,565	$383,141

Property expenses
Property operating and maintenance	89,698	89,044
Real estate taxes	49,722	49,501
Total property expenses	139,420	138,545

Non-property income
Fee and asset management	2,487	1,284
Interest and other income	10	1,768
Income on deferred compensation plans	1,198	5,819
Total non-property income	3,695	8,871

Other expenses
Property management	9,895	9,394
Fee and asset management	671	443
General and administrative	18,708	16,693
Interest	33,790	32,537
Depreciation and amortization	149,252	144,802
Expense on deferred compensation plans	1,198	5,819
Total other expenses	213,514	209,688

Loss on early retirement of debt	—	(921)
Gain on sale of operating property	—	43,806
Income from continuing operations before income taxes	41,326	86,664
Income tax expense	(559)	(905)
Net income	40,767	85,759
Net income allocated to non-controlling interests	(1,945)	(1,870)
Net income attributable to common shareholders	$38,822	$83,889

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$40,767	$85,759
Other comprehensive income
Unrealized gain on cash flow hedging activities	—	85
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	351	1,089
Comprehensive income	41,118	86,933
Net income allocated to non-controlling interests	(1,945)	(1,870)
Comprehensive income attributable to common shareholders	$39,173	$85,063

PER SHARE DATA

Total earnings per common share - basic	$0.36	$0.77
Total earnings per common share - diluted	0.36	0.77

Weighted average number of common shares outstanding:
Basic	108,530	108,706
Diluted	108,597	108,729

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended March 31, 2025, we recognized $390.6 million of property revenue which consisted of approximately $348.3 million of rental revenue and approximately $42.3 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $383.1 million recognized for the three months ended March 31, 2024, made up of approximately $341.5 million of rental revenue and approximately $41.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $11.4 million and $10.7 million for the three months ended March 31, 2025 and 2024.

Note: Please refer to pages 23 - 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended March 31,
	2025	2024
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$38,822	$83,889
Real estate depreciation and amortization	146,168	141,847
Income allocated to non-controlling interests	1,945	1,870
Gain on sale of property	—	(43,806)
Funds from operations	$186,935	$183,800

Plus: Casualty-related expenses, net of recoveries (a)	130	1,523
Plus: Severance (b)	—	506
Plus: Legal costs and settlements (b)	1,872	852
Plus: Loss on early retirement of debt	—	921
Plus: Expensed transaction, development, and other pursuit costs (b)	881	—
Core funds from operations	$189,818	$187,602

Less: Recurring capitalized expenditures (c)	(16,098)	(22,025)

Core adjusted funds from operations	$173,720	$165,577

PER SHARE DATA
Funds from operations - diluted	$1.70	$1.67
Core funds from operations - diluted	1.72	1.70
Core adjusted funds from operations - diluted	1.58	1.50
Distributions declared per common share	1.05	1.03

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,191	110,323

PROPERTY DATA
Total operating properties (end of period) (d)	176	171
Total operating apartment homes in operating properties (end of period) (d)	59,647	58,061
Total operating apartment homes (weighted average)	59,074	58,336

.

(a) Non-core adjustment generally recorded within Property NOI.

(b) Non-core adjustment generally recorded within General and Administrative Expenses.

(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(d) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 23 - 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
ASSETS
Real estate assets, at cost
Land	$1,763,468	$1,722,526	$1,718,185	$1,716,515	$1,706,983
Buildings and improvements	11,550,852	11,319,460	11,222,261	11,148,312	11,014,440
	13,314,320	13,041,986	12,940,446	12,864,827	12,721,423
Accumulated depreciation	(5,011,583)	(4,867,422)	(4,725,152)	(4,582,440)	(4,439,710)
Net operating real estate assets	8,302,737	8,174,564	8,215,294	8,282,387	8,281,713
Properties under development and land	403,657	401,542	418,209	439,758	477,481
Total real estate assets	8,706,394	8,576,106	8,633,503	8,722,145	8,759,194
Accounts receivable – affiliates	8,950	8,991	8,993	9,903	10,350
Other assets, net (a)	239,999	234,838	262,339	245,625	233,137
Cash and cash equivalents	26,182	21,045	31,234	93,932	92,693
Restricted cash	11,607	11,164	11,112	7,969	8,230
Total assets	$8,993,132	$8,852,144	$8,947,181	$9,079,574	$9,103,604

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,405,255	$3,155,233	$3,121,499	$3,222,569	$3,223,285
Secured	330,416	330,358	330,299	330,241	330,184
Accounts payable and accrued expenses	195,197	215,179	221,880	212,247	213,896
Accrued real estate taxes	46,192	78,529	131,693	90,702	46,612
Distributions payable	115,983	113,549	113,505	113,506	113,556
Other liabilities (b)	212,871	212,107	214,027	183,377	182,443
Total liabilities	4,305,914	4,104,955	4,132,903	4,152,642	4,109,976

Equity
Common shares of beneficial interest	1,157	1,158	1,158	1,157	1,157
Additional paid-in capital	5,936,982	5,930,729	5,927,477	5,924,608	5,919,851
Distributions in excess of net income attributable to common shareholders	(973,416)	(897,931)	(826,725)	(710,633)	(641,663)
Treasury shares	(351,092)	(359,732)	(359,989)	(359,975)	(356,880)
Accumulated other comprehensive income/(loss) (c)	1,325	974	641	283	(78)
Total common equity	4,614,956	4,675,198	4,742,562	4,855,440	4,922,387
Non-controlling interests	72,262	71,991	71,716	71,492	71,241
Total equity	4,687,218	4,747,189	4,814,278	4,926,932	4,993,628
Total liabilities and equity	$8,993,132	$8,852,144	$8,947,181	$9,079,574	$9,103,604

(a) Includes net deferred charges of:	$2,730	$2,675	$3,244	$3,703	$4,286

(b) Includes deferred revenues of:	$760	$767	$830	$894	$958

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain/(loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2025 (in apartment homes)

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	6,192	—	—	—	6,192
Houston, TX	9,154	—	377	—	9,531
Phoenix, AZ	4,426	—	—	—	4,426
Dallas, TX	6,226	—	—	—	6,226
Atlanta, GA	4,036	234	—	—	4,270
SE Florida	3,050	—	—	—	3,050
Orlando, FL	3,954	—	—	—	3,954
Tampa, FL	3,104	—	—	—	3,104
Charlotte, NC	3,123	387	—	769	4,279
Denver, CO	2,873	—	—	—	2,873
Raleigh, NC	3,252	—	420	369	4,041
Austin, TX	3,360	678	—	—	4,038
San Diego/Inland Empire, CA	1,797	—	—	—	1,797
Los Angeles/Orange County, CA	1,811	—	—	—	1,811
Nashville, TN	758	435	—	393	1,586
Total Portfolio	57,116	1,734	797	1,531	61,178

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
D.C. Metro (a)	13.4%	13.0%	97.1%	96.8%	96.7%	96.9%	96.6%
Houston, TX	11.9%	11.9%	95.1%	95.1%	95.4%	95.0%	94.6%
Phoenix, AZ	8.7%	8.4%	95.4%	95.4%	93.8%	94.7%	95.2%
Dallas, TX	8.2%	7.9%	95.0%	94.9%	95.4%	95.0%	94.6%
Atlanta, GA	7.4%	7.5%	95.1%	93.9%	94.3%	93.1%	92.7%
SE Florida	6.8%	6.7%	95.2%	94.8%	96.2%	96.6%	96.5%
Orlando, FL	6.6%	6.3%	95.8%	95.3%	95.7%	95.4%	95.3%
Tampa, FL	6.4%	6.2%	96.3%	96.9%	95.6%	95.6%	96.1%
Charlotte, NC	5.2%	5.9%	95.2%	95.2%	95.5%	95.1%	93.6%
Denver, CO	5.9%	5.6%	95.0%	95.7%	96.7%	96.6%	96.4%
Raleigh, NC	4.9%	5.3%	95.6%	95.5%	95.5%	95.0%	94.7%
Austin, TX	4.1%	4.7%	93.6%	93.5%	94.0%	93.4%	92.7%
San Diego/Inland Empire, CA	4.6%	4.5%	95.7%	95.7%	96.1%	96.1%	95.1%
Los Angeles/Orange County, CA	4.5%	4.5%	94.1%	93.6%	94.0%	93.8%	92.7%
Nashville, TN	1.4%	1.6%	92.2%	92.8%	94.8%	95.3%	93.9%
Total Portfolio	100.0%	100.0%	95.3%	95.2%	95.4%	95.2%	94.8%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2025	2024	Change
"Same Property" Communities (a)	57,116	$376,324	$373,450	$2,874
Non-"Same Property" Communities (b)	1,734	7,536	4,968	2,568
Development and Lease-Up Communities (c)	2,328	4,023	602	3,421
Disposition/Other (d)	—	2,682	4,121	(1,439)
Total Property Revenues	61,178	$390,565	$383,141	$7,424

Property Expenses
"Same Property" Communities (a)	57,116	$132,955	$132,285	$670
Non-"Same Property" Communities (b)	1,734	2,777	2,372	405
Development and Lease-Up Communities (c)	2,328	2,010	600	1,410
Disposition/Other (d)	—	1,678	3,288	(1,610)
Total Property Expenses	61,178	$139,420	$138,545	$875

Property Net Operating Income
"Same Property" Communities (a)	57,116	$243,369	$241,165	$2,204
Non-"Same Property" Communities (b)	1,734	4,759	2,596	2,163
Development and Lease-Up Communities (c)	2,328	2,013	2	2,011
Disposition/Other (d)	—	1,004	833	171
Total Property Net Operating Income	61,178	$251,145	$244,596	$6,549

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2024, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2024, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	March 31,	December 31,	September 30,	June 30,	March 31,
Property Revenues	Homes	2025	2024	2024	2024	2024
"Same Property" Communities (a)	57,116	$376,324	$374,726	$376,642	$375,476	$373,450
Non-"Same Property" Communities (b)	1,734	7,536	5,333	5,142	5,135	4,968
Development and Lease-Up Communities (c)	2,328	4,023	3,542	2,787	1,358	602
Disposition/Other (d)	—	2,682	2,718	2,661	5,181	4,121
Total Property Revenues	61,178	$390,565	$386,319	$387,232	$387,150	$383,141

Property Expenses
"Same Property" Communities (a)	57,116	$132,955	$130,107	$136,003	$134,045	$132,285
Non-"Same Property" Communities (b)	1,734	2,777	1,951	2,156	2,166	2,372
Development and Lease-Up Communities (c)	2,328	2,010	1,468	1,313	909	600
Disposition/Other (d)	—	1,678	4,485	3,888	1,769	3,288
Total Property Expenses	61,178	$139,420	$138,011	$143,360	$138,889	$138,545

Property Net Operating Income
"Same Property" Communities (a)	57,116	$243,369	$244,619	$240,639	$241,431	$241,165
Non-"Same Property" Communities (b)	1,734	4,759	3,382	2,986	2,969	2,596
Development and Lease-Up Communities (c)	2,328	2,013	2,074	1,474	449	2
Disposition/Other (d)	—	1,004	(1,767)	(1,227)	3,412	833
Total Property Net Operating Income	61,178	$251,145	$248,308	$243,872	$248,261	$244,596

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2024, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2024, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	"SAME PROPERTY"
FIRST QUARTER COMPARISONS
March 31, 2025
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	1Q25	1Q24	Growth	1Q25	1Q24	Growth	1Q25	1Q24	Growth
D.C. Metro	6,192	$48,130	$46,398	3.7%	$15,432	$14,752	4.6%	$32,698	$31,646	3.3%
Houston, TX	9,154	51,589	50,860	1.4%	22,630	22,697	(0.3)%	28,959	28,163	2.8%
Phoenix, AZ	4,426	29,305	29,334	(0.1)%	8,023	7,301	9.9%	21,282	22,033	(3.4)%
Dallas, TX	6,226	34,925	35,062	(0.4)%	14,956	14,556	2.7%	19,969	20,506	(2.6)%
Atlanta, GA	4,036	25,465	25,646	(0.7)%	7,472	8,888	(15.9)%	17,993	16,758	7.4%
SE Florida	3,050	26,353	26,806	(1.7)%	9,872	9,641	2.4%	16,481	17,165	(4.0)%
Orlando, FL	3,954	25,213	25,178	0.1%	9,390	9,638	(2.6)%	15,823	15,540	1.8%
Tampa, FL	3,104	23,778	23,481	1.3%	8,112	8,318	(2.5)%	15,666	15,163	3.3%
Denver, CO	2,873	20,201	20,096	0.5%	5,962	5,659	5.4%	14,239	14,437	(1.4)%
Charlotte, NC	3,123	18,517	18,316	1.1%	5,764	5,305	8.7%	12,753	13,011	(2.0)%
Raleigh, NC	3,252	17,592	17,534	0.3%	5,759	5,587	3.1%	11,833	11,947	(1.0)%
San Diego/Inland Empire, CA	1,797	16,131	15,435	4.5%	4,853	4,760	2.0%	11,278	10,675	5.6%
Los Angeles/Orange County, CA	1,811	16,339	15,774	3.6%	5,443	5,567	(2.2)%	10,896	10,207	6.8%
Austin, TX	3,360	17,746	18,352	(3.3)%	7,723	7,779	(0.7)%	10,023	10,573	(5.2)%
Nashville, TN	758	5,040	5,178	(2.7)%	1,564	1,837	(14.9)%	3,476	3,341	4.0%

Total Same Property	57,116	$376,324	$373,450	0.8%	$132,955	$132,285	0.5%	$243,369	$241,165	0.9%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	1Q25	1Q24	Growth	1Q25	1Q24	Growth	1Q25	1Q24	Growth
D.C. Metro	13.4%	97.1%	96.6%	0.5%	$2,328	$2,242	3.8%	$2,668	$2,587	3.2%
Houston, TX	11.9%	95.1%	94.6%	0.5%	1,693	1,681	0.7%	1,976	1,958	0.9%
Phoenix, AZ	8.7%	95.4%	95.2%	0.2%	1,963	1,972	(0.5)%	2,313	2,321	(0.3)%
Dallas, TX	8.2%	95.0%	94.6%	0.4%	1,697	1,720	(1.3)%	1,968	1,985	(0.8)%
Atlanta, GA	7.4%	95.2%	93.9%	1.3%	1,906	1,972	(3.3)%	2,209	2,255	(2.0)%
SE Florida	6.8%	95.2%	96.5%	(1.3)%	2,672	2,681	(0.3)%	3,026	3,036	(0.4)%
Orlando, FL	6.6%	95.8%	95.3%	0.5%	1,922	1,939	(0.9)%	2,219	2,227	(0.4)%
Tampa, FL	6.4%	96.3%	96.1%	0.2%	2,312	2,309	0.1%	2,651	2,623	1.1%
Denver, CO	5.8%	95.0%	96.4%	(1.4)%	2,140	2,104	1.7%	2,466	2,419	1.9%
Charlotte, NC	5.3%	95.2%	93.6%	1.6%	1,801	1,810	(0.5)%	2,077	2,089	(0.5)%
Raleigh, NC	4.9%	95.6%	94.7%	0.9%	1,601	1,612	(0.7)%	1,887	1,899	(0.6)%
San Diego/Inland Empire, CA	4.6%	95.7%	95.1%	0.6%	2,795	2,740	2.0%	3,127	3,010	3.9%
Los Angeles/Orange County, CA	4.5%	94.1%	92.7%	1.4%	2,878	2,875	0.1%	3,195	3,128	2.2%
Austin, TX	4.1%	94.7%	93.7%	1.0%	1,570	1,647	(4.7)%	1,859	1,943	(4.3)%
Nashville, TN	1.4%	91.9%	93.9%	(2.0)%	2,235	2,276	(1.8)%	2,408	2,422	(0.7)%

Total Same Property	100.0%	95.4%	95.0%	0.4%	$1,995	$1,996	(0.1)%	$2,301	$2,293	0.4%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
March 31, 2025
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	1Q25	4Q24	Growth	1Q25	4Q24	Growth	1Q25	4Q24	Growth
D.C. Metro	6,192	$48,130	$47,640	1.0%	$15,432	$14,717	4.9%	$32,698	$32,923	(0.7)%
Houston, TX	9,154	51,589	51,400	0.4%	22,630	20,364	11.1%	28,959	31,036	(6.7)%
Phoenix, AZ	4,426	29,305	29,390	(0.3)%	8,023	7,854	2.2%	21,282	21,536	(1.2)%
Dallas, TX	6,226	34,925	34,850	0.2%	14,956	14,406	3.8%	19,969	20,444	(2.3)%
Atlanta, GA	4,036	25,465	25,243	0.9%	7,472	9,947	(24.9)%	17,993	15,296	17.6%
SE Florida	3,050	26,353	26,313	0.2%	9,872	9,521	3.7%	16,481	16,792	(1.9)%
Orlando, FL	3,954	25,213	24,968	1.0%	9,390	8,315	12.9%	15,823	16,653	(5.0)%
Tampa, FL	3,104	23,778	23,724	0.2%	8,112	8,027	1.1%	15,666	15,697	(0.2)%
Denver, CO	2,873	20,201	20,279	(0.4)%	5,962	6,065	(1.7)%	14,239	14,214	0.2%
Charlotte, NC	3,123	18,517	18,557	(0.2)%	5,764	5,580	3.3%	12,753	12,977	(1.7)%
Raleigh, NC	3,252	17,592	17,588	0.0%	5,759	5,169	11.4%	11,833	12,419	(4.7)%
San Diego/Inland Empire, CA	1,797	16,131	15,961	1.1%	4,853	4,888	(0.7)%	11,278	11,073	1.9%
Los Angeles/Orange County, CA	1,811	16,339	15,965	2.3%	5,443	5,471	(0.5)%	10,896	10,494	3.8%
Austin, TX	3,360	17,746	17,801	(0.3)%	7,723	7,904	(2.3)%	10,023	9,897	1.3%
Nashville, TN	758	5,040	5,047	(0.1)%	1,564	1,879	(16.8)%	3,476	3,168	9.7%

Total Same Property	57,116	$376,324	$374,726	0.4%	$132,955	$130,107	2.2%	$243,369	$244,619	(0.5)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	1Q25	4Q24	Growth	1Q25	4Q24	Growth	1Q25	4Q24	Growth
D.C. Metro	13.4%	97.1%	96.8%	0.3%	$2,328	$2,314	0.6%	$2,668	$2,650	0.7%
Houston, TX	11.9%	95.1%	95.1%	0.0%	1,693	1,690	0.2%	1,976	1,967	0.4%
Phoenix, AZ	8.7%	95.4%	95.4%	0.0%	1,963	1,965	(0.1)%	2,313	2,321	(0.3)%
Dallas, TX	8.2%	95.0%	94.9%	0.1%	1,697	1,703	(0.4)%	1,968	1,966	0.1%
Atlanta, GA	7.4%	95.2%	94.3%	0.9%	1,906	1,914	(0.4)%	2,209	2,210	0.0%
SE Florida	6.8%	95.2%	94.8%	0.4%	2,672	2,690	(0.7)%	3,026	3,033	(0.2)%
Orlando, FL	6.6%	95.8%	95.3%	0.5%	1,922	1,928	(0.3)%	2,219	2,209	0.5%
Tampa, FL	6.4%	96.3%	96.9%	(0.6)%	2,312	2,298	0.6%	2,651	2,630	0.8%
Denver, CO	5.8%	95.0%	95.7%	(0.7)%	2,140	2,142	(0.1)%	2,466	2,457	0.3%
Charlotte, NC	5.3%	95.2%	95.1%	0.1%	1,801	1,808	(0.4)%	2,077	2,083	(0.3)%
Raleigh, NC	4.9%	95.6%	95.5%	0.1%	1,601	1,606	(0.3)%	1,887	1,888	(0.1)%
San Diego/Inland Empire, CA	4.6%	95.7%	95.7%	0.0%	2,795	2,791	0.1%	3,127	3,095	1.1%
Los Angeles/Orange County, CA	4.5%	94.1%	93.6%	0.5%	2,878	2,860	0.6%	3,195	3,138	1.8%
Austin, TX	4.1%	94.7%	94.1%	0.6%	1,570	1,587	(1.1)%	1,859	1,877	(0.9)%
Nashville, TN	1.4%	91.9%	92.8%	(0.9)%	2,235	2,223	0.5%	2,408	2,389	0.8%

Total Same Property	100.0%	95.4%	95.3%	0.1%	$1,995	$1,996	(0.1)%	$2,301	$2,295	0.3%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
March 31, 2025
(In thousands)

(Unaudited)

					% of Actual
					1Q25 Operating
Quarterly Comparison (a) (b)	1Q25	1Q24	$ Change	% Change	Expenses

Property Taxes	$47,228	$47,632	($404)	(0.8)%	35.6%
Salaries and Benefits for On-site Employees	24,592	23,667	925	3.9%	18.5%
Utilities	26,870	25,711	1,159	4.5%	20.2%
Repairs and Maintenance	16,139	16,420	(281)	(1.7)%	12.1%
Property Insurance	8,067	9,006	(939)	(10.4)%	6.1%
General and Administrative	6,670	6,386	284	4.4%	5.0%
Marketing and Leasing	2,298	2,354	(56)	(2.4)%	1.7%
Other	1,091	1,109	(18)	(1.6)%	0.8%

Total Same Property	$132,955	$132,285	$670	0.5%	100.0%

					% of Actual
					1Q25 Operating
Sequential Comparison (a) (b)	1Q25	4Q24	$ Change	% Change	Expenses

Property Taxes	$47,228	$45,713	$1,515	3.3%	35.6%
Salaries and Benefits for On-site Employees	24,592	24,958	(366)	(1.5)%	18.5%
Utilities	26,870	26,416	454	1.7%	20.2%
Repairs and Maintenance	16,139	15,506	633	4.1%	12.1%
Property Insurance	8,067	7,097	970	13.7%	6.1%
General and Administrative	6,670	6,581	89	1.4%	5.0%
Marketing and Leasing	2,298	2,689	(391)	(14.5)%	1.7%
Other	1,091	1,147	(56)	(4.9)%	0.8%

Total Same Property	$132,955	$130,107	$2,848	2.2%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF MARCH 31, 2025 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Cost to			Construction	Initial	Construction	Stabilized	As of 4/28/2025
		Homes	Date			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Woodmill Creek	189	$72.4			3Q22	4Q23	2Q24	2Q25	94%	92%
	Spring, TX
2.	Camden Durham	420	145.2			1Q21	3Q23	4Q24	3Q25	90%	82%
	Durham, NC
3.	Camden Long Meadow Farms	188	72.1			3Q22	1Q24	4Q24	3Q25	64%	62%
	Richmond, TX

Total Completed Communities in Lease-Up		797	$289.7							85%	80%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 4/28/2025
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Village District	369	$138.0	$131.5	$97.9	2Q22	1Q25	4Q25	2Q27	14%	8%
	Raleigh, NC
2.	Camden South Charlotte	420	163.0	66.8	66.8	2Q24	2Q26	2Q27	4Q28
	Charlotte, NC
3.	Camden Blakeney	349	154.0	45.7	45.7	2Q24	4Q26	3Q27	3Q28
	Charlotte, NC
4.	Camden Nations	393	184.0	44.3	44.3	1Q25	1Q28	3Q28	2Q30
	Nashville, TN

Total Development Communities		1,531	$639.0	$288.3	$254.7					14%	8%

Additional Development Pipeline and Land(a)					149.0

Total Properties Under Development and Land (per Balance Sheet)					$403.7

NOI Contribution from Development Communities ($ in millions)								Cost to Date	1Q25 NOI
Completed Communities in Lease-Up								$289.7	$2.0
Development Communities in Lease-Up								131.5	—
Total Development Communities NOI Contribution								$421.2	$2.0

(a) Please refer to the Development Pipeline Summary on page 17.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF MARCH 31, 2025 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Baker	434	$191.0	$37.7
	Denver, CO
2.	Camden Gulch	498	300.0	53.5
	Nashville, TN
Development Pipeline		932	$491.0	$91.2

Other (b)				$57.8

Total Development Pipeline and Land				$149.0

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS

(Unaudited)

2025 ACQUISITION ACTIVITY ($ in millions, except per unit amounts)

2025 Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Leander	Leander, TX	$67.7	352 Homes	$1,539	2023	1/23/2025
2.	Camden West Nashville	Nashville, TN	131.3	435 Homes	1,826	2020	2/27/2025

Total/Average Acquisitions			$199.0	787 Homes	$1,698

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2025:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2025	$(2,688)	$—	$—	$(2,688)	(0.1)%	—%
2026	(3,386)	24,000	546,708	567,322	15.2%	5.6%
2027	(2,433)	174,900	—	172,467	4.6%	3.9%
2028	(2,143)	132,025	400,000	529,882	14.2%	3.8%
2029	(1,767)	—	600,000	598,233	16.0%	3.8%
2030	(939)	—	750,000	749,061	20.0%	2.9%
2031	(676)	—	—	(676)	—%	—%
2032	(710)	—	—	(710)	—%	—%
2033	(746)	—	—	(746)	—%	—%
2034	(136)	—	400,000	399,864	10.7%	5.1%
Thereafter	(2,118)	—	300,000	297,882	8.0%	3.4%
Total Maturing Debt	($17,742)	$330,925	$2,996,708	$3,309,891	88.6%	4.0%

Unsecured Line of Credit & Commercial Paper Program (c)	$—	$—	$425,780	$425,780	11.4%	4.7%
Total Debt	($17,742)	$330,925	$3,422,488	$3,735,671	100.0%	4.1%

Weighted Average Maturity of Debt (d)		5.7 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity (d)
Floating rate debt	$970,634	26.0%	5.2%	2.0 Years
Fixed rate debt	2,765,037	74.0%	3.7%	7.0 Years
Total	$3,735,671	100.0%	4.1%	5.7 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity (d)
Unsecured debt	$3,405,255	91.2%	4.1%	6.0 Years
Secured debt	330,416	8.8%	3.9%	2.4 Years
Total	$3,735,671	100.0%	4.1%	5.7 Years

REAL ESTATE ASSETS: (e)	Total Homes	% of Total	Total Cost	% of Total	1Q25 NOI	% of Total
Unencumbered real estate assets	56,568	92.5%	$12,354,215	90.1%	$235,299	93.7%
Encumbered real estate assets	4,610	7.5%	1,363,762	9.9%	15,846	6.3%
Total	61,178	100.0%	$13,717,977	100.0%	$251,145	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.6x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Represents our outstanding commercial paper program amount of $425.8 million as of March 31, 2025. Under the terms of this program, we may issue up to a maximum aggregate amount of $600.0 million, which is backstopped by our $1.2 billion Line of Credit.

(d) Assumes Commercial Paper will be refinanced using our unsecured Line of Credit with exercisable extension options.

(e) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2025 AND 2026:

		Future Scheduled Repayments(1)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
2Q 2025	($890)	$—	$—	($890)	N/A
3Q 2025	(896)	—	—	(896)	N/A
4Q 2025	(902)	—	—	(902)	N/A
2025	($2,688)	$—	$—	($2,688)	—%

1Q 2026	($908)	$—	$—	($908)	N/A
2Q 2026	(898)	11,950	—	11,052	4.0%
3Q 2026	(905)	—	40,000	39,095	5.5%
4Q 2026	(675)	12,050	506,708	518,083	5.6%
2026	($3,386)	$24,000	$546,708	$567,322	5.6%

(1) Maturities exclude unsecured Line of Credit and Commercial Paper Program.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	23%	Yes

Secured Debt to Gross Asset Value	<	40%	2%	Yes

Consolidated Adjusted EBITDAre to Total Fixed Charges	>	150%	564%	Yes

Unsecured Debt to Gross Asset Value	<	60%	22%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	27%	Yes

Total Secured Debt to Total Asset Value	<	40%	2%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	370%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	578%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	First Quarter 2025
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$2,389	$41	$479	$8
Appliances	9	years	1,618	27	479	8
Painting	—		—	—	1,665	28
Cabinetry/Countertops	9	years	147	2	—	—
Other	8	years	1,912	32	1,663	28
Exteriors
Painting	7	years	34	1	—	—
Carpentry	10	years	158	3	—	—
Landscaping	5	years	575	10	3,626	61
Roofing	20	years	582	10	327	6
Site Drainage	10	years	68	1	—	—
Fencing/Stair	10	years	270	5	—	—
Other (b)	7	years	3,030	51	4,391	75
Common Areas
Mech., Elec., Plumbing	9	years	4,039	68	3,598	61
Parking/Paving	5	years	104	2	—	—
Pool/Exercise/Facility	6	years	1,172	20	485	8
Total Recurring (c)			$16,098	$273	$16,713	$283
Weighted Average Apartment Homes				59,074		59,074

Non-recurring & revenue enhancing capitalized expenditures (d)			$791

Reposition Expenditures (e)	10	years	$19,707	$33,458
Repositioned Apartment Homes				589

(a) Weighted average useful life of capitalized expenses for the three months ended March 31, 2025.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three months ended March 31, 2025 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for Non-Core Adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended March 31,
	2025	2024
Net income attributable to common shareholders	$38,822	$83,889
Real estate depreciation and amortization	146,168	141,847
Income allocated to non-controlling interests	1,945	1,870
Gain on sale of property	—	(43,806)
Funds from operations	$186,935	$183,800

Plus: Casualty-related expenses, net of recoveries	130	1,523
Plus: Severance	—	506
Plus: Legal costs and settlements	1,872	852
Plus: Loss on early retirement of debt	—	921
Plus: Expensed transaction, development, and other pursuit costs	881	—
Core funds from operations	$189,818	$187,602

Less: Recurring capitalized expenditures	(16,098)	(22,025)

Core adjusted funds from operations	$173,720	$165,577

Weighted average number of common shares outstanding:
EPS diluted	108,597	108,729
FFO/Core FFO/ Core AFFO diluted	110,191	110,323

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended March 31,
	2025	2024
Total Earnings Per Common Share - Diluted	$0.36	$0.77
Real estate depreciation and amortization	1.32	1.28
Income allocated to non-controlling interests	0.02	0.02
Gain on sale of operating property	—	(0.40)
FFO per common share - Diluted	$1.70	$1.67

Plus: Casualty-related expenses, net of recoveries	—	0.01
Plus: Severance	—	—
Plus: Legal costs and settlements	0.01	0.01
Plus: Loss on early retirement of debt	—	0.01
Plus: Expensed transaction, development, and other pursuit costs	0.01	—
Core FFO per common share - Diluted	$1.72	$1.70

Less: Recurring capitalized expenditures	(0.14)	(0.20)

Core AFFO per common share - Diluted	$1.58	$1.50

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	2Q25	Range	2025	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.27	$0.31	$1.01	$1.31
Expected real estate depreciation and amortization	1.36	1.36	5.45	5.45
Expected income allocated to non-controlling interests	0.02	0.02	0.07	0.07
Expected FFO per share - diluted	$1.65	$1.69	$6.53	$6.83
Anticipated Adjustments to FFO	0.02	0.02	0.10	0.10
Expected Core FFO per share - diluted	$1.67	$1.71	$6.63	$6.93

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less total property expenses. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended March 31,
	2025	2024
Net income	$40,767	$85,759
Less: Fee and asset management income	(2,487)	(1,284)
Less: Interest and other income	(10)	(1,768)
Less: Income on deferred compensation plans	(1,198)	(5,819)
Plus: Property management expense	9,895	9,394
Plus: Fee and asset management expense	671	443
Plus: General and administrative expense	18,708	16,693
Plus: Interest expense	33,790	32,537
Plus: Depreciation and amortization expense	149,252	144,802
Plus: Expense on deferred compensation plans	1,198	5,819
Plus: Loss on early retirement of debt	—	921
Less: Gain on sale of operating property	—	(43,806)
Plus: Income tax expense	559	905
NOI	$251,145	$244,596

"Same Property" Communities	$243,369	$241,165
Non-"Same Property" Communities	4,759	2,596
Development and Lease-Up Communities	2,013	2
Disposition/Other	1,004	833
NOI	$251,145	$244,596

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended March 31,
	2025	2024
Net income	$40,767	$85,759
Plus: Interest expense	33,790	32,537
Plus: Depreciation and amortization expense	149,252	144,802
Plus: Income tax expense	559	905
Less: Gain on sale of operating property	—	(43,806)
EBITDAre	$224,368	$220,197

Plus: Casualty-related expenses, net of recoveries	130	1,523
Plus: Severance	—	506
Plus: Legal costs and settlements	1,872	852
Plus: Loss on early retirement of debt	—	921
Plus: Expensed transaction, development, and other pursuit costs	881	—
Adjusted EBITDAre	$227,251	$223,999
Annualized Adjusted EBITDAre	$909,004	$895,996

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net Debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the
	Three months ended March 31,
	2025	2024
Unsecured notes payable	$3,404,088	$3,245,471
Secured notes payable	330,396	330,165
Total average debt	3,734,484	3,575,636
Less: Average cash and cash equivalents	(12,302)	(66,007)
Net debt	$3,722,182	$3,509,629

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended March 31,
	2025	2024
Net debt	$3,722,182	$3,509,629
Annualized Adjusted EBITDAre	909,004	895,996
Net Debt to Annualized Adjusted EBITDAre	4.1x	3.9x

CAMDEN	OTHER DEFINITIONS

(Unaudited)

Bad Debt: Represents bad debt expense and reserves as a percentage of rental revenues.
Core FFO: Represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of recoveries, severance, legal costs and settlements, net of recoveries, loss on early retirement of debt, expensed transaction, development and other pursuit costs, net of recoveries, net below market lease amortization, pandemic resident relief, advocacy contributions, and miscellaneous (income)/expense adjustments.
Development Communities: Non-stabilized communities which are under development or have been recently developed, excluding properties held for sale.
Effective Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when effective, regardless of lease term. Effective blended lease rates are the weighted average of effective new lease rates and effective renewal rates achieved.
Effective New Lease Rates: Average change in same property new lease rates versus expiring lease rates when effective, regardless of lease term.
Effective Renewal Rates: Average change in same property renewal rates versus expiring lease rates when effective, regardless of lease term.
Encumbered Real Estate Assets: Assets subject to a mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Gross Turnover: Total resident moveouts for the period annualized as a percentage of total apartment homes.
Lease-Up Communities: Non-stabilized communities which are in the leasing process and have not yet reached a stabilized level of occupancy.
Net Debt: Average monthly balance of total debt during the period, less the average monthly balance of cash and cash equivalents during the period.
Net Turnover: Total resident move-outs excluding on-site transfers and transfers to other Camden communities for the period annualized as a percentage of total apartment homes.
Non-Core Adjustments: Items not considered part of our core business operations. Items recorded to General and Administrative Expenses generally includes severance, legal costs and settlements, net of recoveries, and expensed transaction, developments, and other pursuit costs. Items recorded to Property Management Expenses may include advocacy contributions. Items recorded to Interest and Other Income may include miscellaneous expenses.
Non-Recurring & Revenue Enhancing Capitalized Expenditures: Capital expenditures primarily composed of non-recurring or one-time additions such as smart access solutions, LED lighting programs, and other non-routine items.
Non-Same Property Communities: Stabilized communities not owned or stabilized since January 1, 2024, including communities under redevelopment, and excluding properties held for sale.
Occupancy: Number of physically occupied apartment homes for the period divided by total apartment homes.
Operating Communities: Wholly owned communities, excluding communities under construction.
Recurring Capital Expenditures: Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
Redevelopment Communities: Communities with capital expenditures that improve cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.
Reposition Expenditures: Capital expenditures for apartment unit renovations, including kitchen and bath upgrades or other new amenities, designed to position assets for higher rental levels in their respective markets.
Same Property Communities: Communities wholly owned by the Company and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale.
Signed Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when signed, regardless of lease term. Signed blended lease rates are the weighted average of signed new lease rates and signed renewal rates achieved.
Signed New Lease Rates: Average change in same property new lease rates versus expiring lease rates when signed, regardless of lease term.
Signed Renewal Rates: Average change in same property renewal rates versus expiring lease rates when signed, regardless of lease term.
Stabilized Communities: Communities which have reached and maintained an occupancy level at or above 90% for the prior 30 days.
Unencumbered Real Estate Assets: Assets free and clear of any mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Weighted Average Monthly Rental Rate: Rental rate for leases in place and vacant units at market rate after loss to lease and concessions, but before vacancy and bad debt.
Weighted Average Monthly Revenue Per Occupied Home: Reported revenues divided by average occupied homes for the period on a monthly basis.

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Unsecured Debt Ratings:		Senior Debt	Outlook	Commercial Paper
	Fitch	A-	Stable	NA
	Moody's	A3	Stable	P-2
	Standard & Poor's	A-	Stable	A-2

Estimated Future Dates:	Q2 '25	Q3 '25	Q4 '25	Q1 '26
Earnings Release & Conference Call	Late July	Late October	Early February	Early May

Dividend Information - Common Shares:	Q1 '25
Declaration Date	2/6/2025
Record Date	3/31/2025
Payment Date	4/17/2025
Distributions Per Share	$1.05

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chief Executive Officer & Chairman
D. Keith Oden	Executive Vice Chairman
Alexander J. Jessett	President & Chief Financial Officer
Laurie A. Baker	Chief Operating Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2025

(Unaudited)							1Q25 Avg Monthly		1Q25 Avg Monthly
			Year Placed	Average	Apartment	1Q25 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	96%	$1,945	$1.70	$2,291	$2.00
Camden Copper Square	Phoenix	AZ	2000	786	332	93%	1,644	2.09	1,989	2.53
Camden Foothills	Scottsdale	AZ	2014	1,032	220	98%	2,163	2.10	2,603	2.52
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	2,014	1.89	2,353	2.20
Camden Montierra	Scottsdale	AZ	1999	1,071	249	95%	1,969	1.84	2,370	2.21
Camden North End	Phoenix	AZ	2019	921	441	96%	2,014	2.19	2,387	2.59
Camden North End II	Phoenix	AZ	2021	885	343	96%	2,048	2.31	2,404	2.72
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	97%	2,241	2.51	2,516	2.82
Camden Pecos Ranch	Chandler	AZ	2001	949	272	96%	1,688	1.78	2,020	2.13
Camden San Marcos	Scottsdale	AZ	1995	984	320	96%	1,888	1.92	2,216	2.25
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	2,009	1.93	2,347	2.25
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	93%	2,002	1.54	2,418	1.86
Camden Tempe	Tempe	AZ	2015	1,043	234	93%	1,914	1.84	2,313	2.22
Camden Tempe II	Tempe	AZ	2023	981	397	94%	1,948	1.99	2,243	2.29
TOTAL ARIZONA	14	Properties		995	4,426	95%	1,963	1.97	2,313	2.33

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	94%	2,827	2.80	3,111	3.08
Camden Glendale	Glendale	CA	2015	893	307	96%	2,868	3.21	3,180	3.56
Camden Harbor View	Long Beach	CA	2004/2016	981	547	91%	2,945	3.00	3,280	3.35
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	2,782	2.75	3,128	3.10
The Camden	Hollywood	CA	2016	767	287	96%	2,923	3.81	3,236	4.22
Total Los Angeles/Orange County	5	Properties		943	1,811	94%	2,878	3.05	3,195	3.39

Camden Hillcrest	San Diego	CA	2021	1,223	132	95%	3,634	2.97	3,970	3.25
Camden Landmark	Ontario	CA	2006	982	469	96%	2,311	2.35	2,593	2.64
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	3,002	2.89	3,323	3.20
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	2,899	3.01	3,266	3.39
Camden Tuscany	San Diego	CA	2003	895	160	96%	3,242	3.62	3,557	3.97
Camden Vineyards	Murrieta	CA	2002	1,053	264	95%	2,524	2.40	2,899	2.75
Total San Diego/Inland Empire	6	Properties		1,009	1,797	96%	2,795	2.77	3,127	3.10

TOTAL CALIFORNIA	11	Properties		975	3,608	95%	2,836	2.91	3,161	3.24

Camden Belleview Station	Denver	CO	2009	888	270	95%	1,983	2.23	2,287	2.58
Camden Caley	Englewood	CO	2000	921	218	96%	1,980	2.15	2,243	2.44
Camden Denver West	Golden	CO	1997	1,015	320	97%	2,350	2.31	2,654	2.61
Camden Flatirons	Denver	CO	2015	960	424	94%	2,082	2.17	2,466	2.57
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	2,365	2.06	2,680	2.33
Camden Interlocken	Broomfield	CO	1999	1,002	340	94%	2,148	2.14	2,504	2.50
Camden Lakeway	Littleton	CO	1997	929	459	95%	2,126	2.29	2,417	2.60
Camden Lincoln Station	Lone Tree	CO	2017	844	267	96%	1,914	2.27	2,197	2.60
Camden RiNo	Denver	CO	2020	828	233	92%	2,237	2.70	2,665	3.22
TOTAL COLORADO	9	Properties		957	2,873	95%	2,140	2.24	2,466	2.58

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	98%	2,267	2.14	2,605	2.45
Camden College Park	College Park	MD	2008	942	509	96%	1,947	2.07	2,305	2.45
Camden Dulles Station	Oak Hill	VA	2009	977	382	98%	2,352	2.41	2,664	2.73
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	2,384	2.26	2,738	2.59
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	2,376	2.54	2,738	2.93
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	2,276	2.29	2,586	2.60
Camden Grand Parc	Washington	DC	2002	672	105	97%	2,872	4.27	3,150	4.69
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	2,298	2.29	2,621	2.61
Camden Monument Place	Fairfax	VA	2007	856	368	98%	2,148	2.51	2,459	2.87
Camden Noma	Washington	DC	2014	769	321	96%	2,339	3.04	2,704	3.51
Camden Noma II	Washington	DC	2017	759	405	98%	2,409	3.17	2,744	3.61
Camden Potomac Yard	Arlington	VA	2008	832	378	97%	2,434	2.92	2,789	3.35
Camden Roosevelt	Washington	DC	2003	856	198	97%	3,319	3.88	3,774	4.41
Camden Shady Grove	Rockville	MD	2018	877	457	97%	2,165	2.47	2,449	2.79
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	2,285	2.34	2,615	2.68
Camden South Capitol	Washington	DC	2013	821	281	97%	2,479	3.02	2,910	3.54
Camden Washingtonian	Gaithersburg	MD	2018	870	365	98%	2,210	2.54	2,512	2.89
TOTAL DC METRO	17	Properties		913	6,192	97%	2,328	2.55	2,668	2.92

Camden Atlantic	Plantation	FL	2022	919	269	96%	2,507	2.73	2,805	3.05
Camden Aventura	Aventura	FL	1995	1,108	379	94%	2,716	2.45	3,135	2.83
Camden Boca Raton	Boca Raton	FL	2014	843	261	96%	2,645	3.14	2,975	3.53
Camden Brickell	Miami	FL	2003	937	405	97%	3,031	3.23	3,343	3.57
Camden Doral	Miami	FL	1999	1,120	260	95%	2,706	2.42	3,002	2.68
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	2,958	2.36	3,313	2.64
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	94%	2,648	2.54	3,041	2.92
Camden Plantation	Plantation	FL	1997	1,201	502	95%	2,444	2.03	2,777	2.31
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	95%	2,484	2.23	2,902	2.61
Total Southeast Florida	9	Properties		1,065	3,050	95%	2,672	2.51	3,026	2.84

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2025

(Unaudited)							1Q25 Avg Monthly		1Q25 Avg Monthly
			Year Placed	Average	Apartment	1Q25 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunters Creek	Orlando	FL	2000	1,075	270	94%	$1,904	$1.77	$2,267	$2.11
Camden Lago Vista	Orlando	FL	2005	955	366	95%	1,807	1.89	2,143	2.24
Camden Lake Eola	Orlando	FL	2021	944	360	97%	2,425	2.57	2,736	2.90
Camden LaVina	Orlando	FL	2012	969	420	96%	1,867	1.93	2,205	2.28
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,832	1.96	2,162	2.31
Camden North Quarter	Orlando	FL	2016	806	333	96%	1,888	2.34	2,086	2.59
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,756	2.15	2,052	2.51
Camden Thornton Park	Orlando	FL	2016	920	299	97%	2,091	2.27	2,348	2.55
Camden Town Square	Orlando	FL	2012	983	438	96%	1,847	1.88	2,123	2.16
Camden Waterford Lakes	Orlando	FL	2014	971	300	97%	1,920	1.98	2,177	2.24
Camden World Gateway	Orlando	FL	2000	979	408	94%	1,853	1.89	2,125	2.17
Total Orlando	11	Properties		944	3,954	96%	1,922	2.04	2,219	2.35

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,867	1.98	2,219	2.35
Camden Central	St. Petersburg	FL	2019	942	368	98%	3,434	3.64	3,849	4.08
Camden Montague	Tampa	FL	2012	972	192	95%	1,909	1.96	2,212	2.28
Camden Pier District	St. Petersburg	FL	2016	989	358	98%	3,558	3.60	3,763	3.80
Camden Preserve	Tampa	FL	1996	942	276	96%	2,105	2.24	2,426	2.58
Camden Royal Palms	Brandon	FL	2006	1,017	352	95%	1,780	1.75	2,130	2.09
Camden Visconti	Tampa	FL	2007	1,125	450	95%	2,017	1.79	2,340	2.08
Camden Westchase Park	Tampa	FL	2012	992	348	96%	2,123	2.14	2,473	2.49
Total Tampa	8	Properties		990	3,104	96%	2,312	2.33	2,651	2.68

TOTAL FLORIDA	28	Properties		995	10,108	96%	2,268	2.28	2,594	2.61

Camden Brookwood	Atlanta	GA	2002	916	359	95%	1,625	1.77	1,922	2.10
Camden Buckhead	Atlanta	GA	2022	1,087	366	94%	2,402	2.21	2,638	2.43
Camden Buckhead Square	Atlanta	GA	2015	827	250	96%	1,724	2.08	1,908	2.31
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,682	1.70	1,970	1.99
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	1,974	1.66	2,305	1.94
Camden Dunwoody	Atlanta	GA	1997	1,007	324	94%	1,742	1.73	2,086	2.07
Camden Fourth Ward	Atlanta	GA	2014	844	276	97%	2,016	2.39	2,303	2.73
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	96%	1,734	1.85	2,070	2.21
Camden Paces	Atlanta	GA	2015	1,408	379	96%	2,832	2.01	3,152	2.24
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	94%	1,793	1.75	2,104	2.05
Camden Phipps	Atlanta	GA	1996	1,010	234	94%	1,751	1.73	2,058	2.04
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,677	1.47	2,008	1.76
Camden St. Clair	Atlanta	GA	1997	999	336	94%	1,723	1.73	2,043	2.05
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	94%	1,508	1.49	1,831	1.81
TOTAL GEORGIA	14	Properties		1,036	4,270	95%	1,898	1.83	2,201	2.12

Camden Ballantyne	Charlotte	NC	1998	1,048	400	95%	1,752	1.67	2,057	1.96
Camden Cotton Mills	Charlotte	NC	2002	905	180	96%	1,722	1.90	2,001	2.21
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,804	2.11	2,072	2.42
Camden Fairview	Charlotte	NC	1983	1,036	135	95%	1,539	1.49	1,826	1.76
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	1,433	1.52	1,691	1.80
Camden Foxcroft II	Charlotte	NC	1985	874	100	98%	1,521	1.74	1,808	2.07
Camden Gallery	Charlotte	NC	2017	743	323	94%	1,937	2.61	2,191	2.95
Camden Grandview	Charlotte	NC	2000	1,060	285	94%	2,133	2.01	2,417	2.28
Camden Grandview II	Charlotte	NC	2019	2,241	28	79%	4,126	1.84	4,314	1.93
Camden NoDa	Charlotte	NC	2023	789	387	95%	1,719	2.18	1,971	2.50
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,633	1.68	1,938	1.99
Camden South End	Charlotte	NC	2003	878	299	95%	1,863	2.12	2,147	2.44
Camden Southline	Charlotte	NC	2015	831	266	96%	2,018	2.43	2,263	2.72
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	1,749	1.59	2,051	1.87
Camden Touchstone	Charlotte	NC	1986	899	132	95%	1,447	1.61	1,689	1.88
Total Charlotte	15	Properties		936	3,510	95%	1,792	1.91	2,065	2.21

Camden Asbury Village	Raleigh	NC	2009	1,009	350	95%	1,595	1.58	1,860	1.84
Camden Carolinian	Raleigh	NC	2017	1,118	186	93%	2,302	2.06	2,498	2.23
Camden Crest	Raleigh	NC	2001	1,012	442	96%	1,498	1.48	1,760	1.74
Camden Durham	Durham	NC	2024	892	420	Lease-Up	1,828	2.05	1,949	2.18
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	1,660	1.59	1,993	1.91
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	1,611	1.51	1,915	1.80
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,530	1.58	1,818	1.88
Camden Overlook	Raleigh	NC	2001	1,060	322	97%	1,647	1.55	1,948	1.84
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	1,448	1.49	1,737	1.79
Camden Westwood	Morrisville	NC	1999	1,022	360	94%	1,552	1.52	1,866	1.83
Total Raleigh	10	Properties		1,007	3,672	96%	1,627	1.62	1,893	1.88

TOTAL NORTH CAROLINA	25	Properties		972	7,182	95%	1,708	1.76	1,978	2.03

Camden Franklin Park	Franklin	TN	2018	967	328	90%	2,023	2.09	2,229	2.31
Camden Music Row	Nashville	TN	2016	903	430	93%	2,398	2.65	2,546	2.82
Camden West Nashville	Nashville	TN	2020	822	435	94%	1,826	2.22	1,943	2.36
TOTAL TENNESSEE	3	Properties		891	1,193	92%	2,086	2.34	2,238	2.51

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2025

(Unaudited)							1Q25 Avg Monthly		1Q25 Avg Monthly
			Year Placed	Average	Apartment	1Q25 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks	Austin	TX	2009	862	348	96%	$1,422	$1.65	$1,730	$2.01
Camden Amber Oaks II	Austin	TX	2012	910	244	93%	1,495	1.64	1,805	1.98
Camden Brushy Creek	Cedar Park	TX	2008	882	272	96%	1,487	1.69	1,705	1.93
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,632	1.79	1,926	2.11
Camden Gaines Ranch	Austin	TX	1997	955	390	95%	1,851	1.94	2,180	2.28
Camden Huntingdon	Austin	TX	1995	903	398	96%	1,531	1.70	1,853	2.05
Camden La Frontera	Austin	TX	2015	901	300	95%	1,540	1.71	1,816	2.01
Camden Lamar Heights	Austin	TX	2015	838	314	96%	1,742	2.08	1,992	2.38
Camden Leander	Leander	TX	2023	931	352	Lease-Up	1,539	1.65	1,635	1.76
Camden Rainey Street	Austin	TX	2016	873	326	89%	2,038	2.33	2,315	2.65
Camden Shadow Brook	Austin	TX	2009	909	496	92%	1,386	1.52	1,652	1.82
Camden Stoneleigh	Austin	TX	2001	908	390	94%	1,648	1.82	1,950	2.15
Total Austin	12	Properties		900	4,038	94%	1,605	1.78	1,877	2.08

Camden Addison	Addison	TX	1996	942	456	94%	1,570	1.67	1,830	1.94
Camden Belmont	Dallas	TX	2010/2012	946	477	93%	1,784	1.89	2,026	2.14
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,527	1.66	1,839	2.00
Camden Centreport	Ft. Worth	TX	1997	912	268	95%	1,512	1.66	1,829	2.01
Camden Cimarron	Irving	TX	1992	772	286	95%	1,568	2.03	1,848	2.39
Camden Design District	Dallas	TX	2009	939	355	95%	1,682	1.79	1,933	2.06
Camden Farmers Market	Dallas	TX	2001/2005	934	906	93%	1,536	1.64	1,800	1.93
Camden Greenville	Dallas	TX	2017/2018	1,028	558	96%	2,068	2.01	2,247	2.19
Camden Henderson	Dallas	TX	2012	966	106	94%	1,955	2.02	2,213	2.29
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,662	2.00	1,939	2.33
Camden Legacy Park	Plano	TX	1996	870	276	97%	1,755	2.02	2,051	2.36
Camden Panther Creek	Frisco	TX	2009	946	295	95%	1,728	1.83	2,036	2.15
Camden Riverwalk	Grapevine	TX	2008	989	600	95%	1,872	1.89	2,150	2.17
Camden Valley Park	Irving	TX	1986	743	516	95%	1,402	1.89	1,707	2.30
Camden Victory Park	Dallas	TX	2016	861	423	97%	2,005	2.33	2,282	2.65
Total Dallas/Ft. Worth	15	Properties		914	6,226	95%	1,697	1.86	1,968	2.15

Camden City Centre	Houston	TX	2007	932	379	94%	1,606	1.72	1,912	2.05
Camden City Centre II	Houston	TX	2013	869	268	96%	1,557	1.79	1,858	2.14
Camden Cypress Creek	Cypress	TX	2009	993	310	96%	1,562	1.57	1,861	1.87
Camden Cypress Creek II	Cypress	TX	2020	950	234	94%	1,594	1.68	1,890	1.99
Camden Downs at Cinco Ranch	Katy	TX	2004	1,075	318	92%	1,660	1.54	1,950	1.81
Camden Downtown	Houston	TX	2020	1,052	271	95%	2,560	2.43	2,951	2.81
Camden Grand Harbor	Katy	TX	2008	959	300	95%	1,489	1.55	1,741	1.81
Camden Greenway	Houston	TX	1999	861	756	97%	1,526	1.77	1,803	2.10
Camden Heights	Houston	TX	2004	927	352	95%	1,693	1.83	2,024	2.18
Camden Highland Village	Houston	TX	2014/2015	1,172	552	95%	2,462	2.10	2,703	2.31
Camden Holly Springs	Houston	TX	1999	934	548	96%	1,461	1.56	1,759	1.88
Camden Long Meadow Farms	Richmond	TX	2024	1,462	188	Lease-Up	2,496	1.71	2,588	1.77
Camden McGowen Station	Houston	TX	2018	1,004	315	94%	2,096	2.09	2,386	2.38
Camden Midtown	Houston	TX	1999	844	337	94%	1,545	1.83	1,838	2.18
Camden Northpointe	Tomball	TX	2008	940	384	93%	1,411	1.50	1,696	1.81
Camden Plaza	Houston	TX	2007	915	271	97%	1,775	1.94	2,034	2.22
Camden Post Oak	Houston	TX	2003	1,200	356	96%	2,696	2.25	3,015	2.51
Camden Royal Oaks	Houston	TX	2006	923	236	98%	1,577	1.71	1,659	1.80
Camden Royal Oaks II	Houston	TX	2012	1,054	104	94%	1,791	1.70	1,894	1.80
Camden Spring Creek	Spring	TX	2004	1,080	304	93%	1,532	1.42	1,817	1.68
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,296	1.53	1,592	1.88
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,467	1.59	1,732	1.88
Camden Travis Street	Houston	TX	2010	819	253	94%	1,503	1.83	1,800	2.20
Camden Vanderbilt	Houston	TX	1996/1997	863	894	95%	1,637	1.90	1,951	2.26
Camden Whispering Oaks	Houston	TX	2008	936	274	96%	1,495	1.60	1,783	1.90
Camden Woodmill Creek	Spring	TX	2024	1,434	189	Lease-Up	2,363	1.65	2,612	1.82
Camden Woodson Park	Houston	TX	2008	916	248	95%	1,395	1.52	1,655	1.81
Camden Yorktown	Houston	TX	2008	995	306	95%	1,402	1.41	1,651	1.66
Total Houston	28	Properties		975	9,531	95%	1,722	1.77	1,994	2.05

TOTAL TEXAS	55	Properties		941	19,795	95%	1,690	1.80	1,962	2.09

TOTAL PROPERTIES	176	Properties		963	59,647	95%	$1,991	$2.07	$2,292	$2.38